UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07657

Oppenheimer Developing Markets Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 11/30/2016

Item 1. Schedule of Investments.

CONSOLIDATED

STATEMENT OF INVESTMENTS November 30, 2016 Unaudited

	Shares	Value
Common Stocks—92.0%
Consumer Discretionary—19.1%
Automobiles—0.7%
Astra International Tbk PT	370,502,300	$205,855,743
Diversified Consumer Services—2.6%
Estacio Participacoes SA1	43,333,450	214,998,386
Kroton Educacional SA	40,940,136	174,919,048
New Oriental Education & Technology Group, Inc., Sponsored ADR[1,2]	7,217,172	362,085,519
		752,002,953
Hotels, Restaurants & Leisure—5.9%
China Lodging Group Ltd., Sponsored ADR[1]	4,698,926	246,129,744
Genting Bhd[1]	211,368,900	376,455,015
Genting Malaysia Bhd	131,005,300	136,820,516
Jollibee Foods Corp.	41,721,993	180,898,071
Las Vegas Sands Corp.	5,287,100	331,342,557
Melco Crown Entertainment Ltd., ADR	21,771,416	428,026,039
		1,699,671,942
Internet & Catalog Retail—2.0%
Ctrip.com International Ltd., ADR[2]	12,641,899	571,793,092
Media—1.6%
Zee Entertainment Enterprises Ltd.[1]	66,949,262	447,055,151
Specialty Retail—1.7%
Fast Retailing Co. Ltd.	803,530	283,946,933
Tiffany & Co.	2,381,150	196,397,252
		480,344,185
Textiles, Apparel & Luxury Goods—4.6%
Kering	1,890,041	409,746,821
LVMH Moet Hennessy Louis Vuitton SE	2,599,929	472,138,842

	Shares	Value
Textiles, Apparel & Luxury Goods (Continued)
Prada SpA[1]	127,403,010	$452,042,798
		1,333,928,461
Consumer Staples—11.7%
Beverages—5.1%
Ambev SA, ADR	50,435,180	251,671,548
Anadolu Efes Biracilik Ve Malt Sanayii AS	22,438,068	118,006,885
Fomento Economico Mexicano SAB de CV	35,132,525	274,746,044
Fomento Economico Mexicano SAB de CV, Sponsored ADR	2,158,876	168,500,272
Kweichow Moutai Co. Ltd., Cl. A3	1,605,502	74,029,695
Kweichow Moutai Co. Ltd., Cl. A3,7	6,690,000	309,837,536
Nigerian Breweries plc	205,993,581	94,988,045
Wuliangye Yibin Co. Ltd., Cl. A7	35,349,791	184,325,898
		1,476,105,923
Food & Staples Retailing—4.2%
BIM Birlesik Magazalar AS	9,494,158	133,379,178
CP ALL PCL	77,851,600	131,351,819
Magnit PJSC[1]	5,704,592	926,544,470
		1,191,275,467
Food Products—1.7%
Inner Mongolia Yili Industrial Group Co. Ltd., Cl. A7	48,904,800	140,558,261
Tingyi Cayman Islands Holding Corp.	122,267,000	145,163,440
Want Want China Holdings Ltd.	307,890,000	196,250,551
		481,972,252
Household Products—0.1%
Kimberly-Clark de Mexico SAB de CV, Cl. A	20,980,737	36,799,902
Personal Products—0.6%
LG Household & Health Care Ltd.	265,232	179,238,636

1       OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Energy—2.9%
Oil, Gas & Consumable Fuels—2.9%
Novatek OJSC, Sponsored GDR	7,130,020	$839,852,542
Financials—22.0%
Commercial Banks—7.3%
3SBio, Inc.[2,4]	27,117,500	28,818,972
Bank Mandiri Persero Tbk PT	227,438,600	175,602,083
Bank Pekao SA	8,667,376	243,750,323
BDO Unibank, Inc.	11,141,020	25,081,141
Commercial International Bank Egypt SAE	35,661,362	137,375,591
Credicorp Ltd.	206,920	32,422,295
Grupo Aval Acciones y Valores SA, ADR	32,166,935	243,825,367
Grupo Financiero Banorte SAB de CV	60,880,455	291,797,748
Grupo Financiero Inbursa SAB de CV	178,443,757	243,348,164
Kotak Mahindra Bank Ltd.	25,588,835	282,970,481
Sberbank of Russia PJSC, Sponsored ADR	33,835,547	338,023,645
Zenith Bank plc	1,278,261,810	56,131,315
		2,099,147,125
Consumer Finance—0.1%
Cholamandalam Investment & Finance Co. Ltd.	1,481,384	21,002,457
Diversified Financial Services—3.4%
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	86,254,348	423,614,293
Grupo de Inversiones Suramericana SA	16,843,317	194,473,437
Hong Kong Exchanges & Clearing Ltd.	7,901,937	207,485,691
Moscow Exchange (The)	79,002,723	144,565,582
		970,139,003
Insurance—4.4%
AIA Group Ltd.	112,222,600	683,360,443

	Shares	Value
Insurance (Continued)
China Pacific Insurance Group Co. Ltd., Cl. H	38,826,200	$150,703,596
Old Mutual plc	124,747,862	293,811,286
Sul America SA1	27,002,833	149,862,709
		1,277,738,034
Real Estate Management & Development—2.3%
Ayala Land, Inc.	144,820,600	95,766,115
Emaar Properties PJSC	40,756,768	75,527,436
Global Logistic Properties Ltd.	18,319,000	26,267,402
Hang Lung Group Ltd.	32,101,750	118,373,996
SM Prime Holdings, Inc.	480,599,572	255,922,471
SOHO China Ltd.	191,724,500	101,503,471
		673,360,891
Thrifts & Mortgage Finance—4.5%
Housing Development Finance Corp. Ltd.	69,150,345	1,279,539,318
Health Care—4.9%
Biotechnology—0.2%
Biocon Ltd.	3,285,010	44,188,677
Health Care Providers & Services—2.1%
Apollo Hospitals Enterprise Ltd.[1]	11,455,413	199,865,021
Mediclinic International plc	5,746,496	50,879,657
Sinopharm Group Co. Ltd., Cl. H1	77,605,600	361,652,351
		612,397,029
Life Sciences Tools & Services—0.1%
Samsung Biologics Co. Ltd.[2]	255,525	33,660,536
Pharmaceuticals—2.5%
Dr. Reddy’s Laboratories Ltd.	6,966,137	324,989,825
Glenmark Pharmaceuticals Ltd.	10,868,154	139,546,380
Hikma Pharmaceuticals plc	1,829,714	38,878,478

2       OPPENHEIMER DEVELOPING MARKETS FUND

	Shares	Value
Pharmaceuticals (Continued)
Jiangsu Hengrui Medicine Co. Ltd., Cl. A	29,773,319	$201,739,265
		705,153,948
Industrials—5.2%
Aerospace & Defense—0.8%
Embraer SA, Sponsored ADR[1]	11,496,634	225,219,060
Industrial Conglomerates—2.5%
Jardine Strategic Holdings Ltd.	12,285,943	406,349,481
SM Investments Corp.	25,870,240	324,338,236
		730,687,717
Transportation Infrastructure—1.9%
Airports of Thailand PCL	4,898,400	55,141,523
DP World Ltd.	21,440,025	333,450,384
Grupo Aeroportuario del Sureste SAB de CV, Cl. B	10,531,666	152,109,278
		540,701,185
Information Technology—23.0%
Electronic Equipment, Instruments, & Components—1.3%
Murata Manufacturing Co. Ltd.	2,638,100	364,379,666
Internet Software & Services—13.4%
Alibaba Group Holding Ltd., Sponsored ADR[2]	14,122,295	1,327,778,176
Baidu, Inc., Sponsored ADR[2]	5,824,516	972,402,946
MercadoLibre, Inc.	208,720	32,940,191
NAVER Corp.	448,426	305,934,001
Tencent Holdings Ltd.	48,767,610	1,214,261,524
		3,853,316,838
IT Services—4.3%
Cielo SA	2,964,800	26,053,387
Cognizant Technology Solutions Corp., Cl. A2	4,862,030	267,800,612
Infosys Ltd.	45,021,081	643,605,793

	Shares	Value
IT Services (Continued)
Tata Consultancy Services Ltd.	8,309,112	$275,929,509
		1,213,389,301
Semiconductors & Semiconductor Equipment—4.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	201,096,429	1,152,245,988
Materials—3.2%
Chemicals—0.3%
Asian Paints Ltd.	4,610,800	65,570,610
Construction Materials—1.3%
Indocement Tunggal Prakarsa Tbk PT	110,815,800	130,504,527
Semen Indonesia Persero Tbk PT	67,860,500	44,317,368
UltraTech Cement
Ltd.	3,881,542	204,891,315
		379,713,210
Metals & Mining—1.6%
Alrosa PJSC	141,301,090	202,651,197
Glencore plc[2]	73,873,319	261,400,822
		464,052,019
Total Common Stocks (Cost $21,656,960,833)		26,401,498,861

Preferred Stocks—2.4%
Lojas Americanas SA, Preference[1]	116,980,600	566,562,359
Xiaoju Kuaizhi, Inc., Series A, Preference[2,5]	2,615,945	99,999,991
Zee Entertainment
Enterprises Ltd., 6%
Cum. Non-Cv.[1]	189,591,305	26,867,259
Total Preferred Stocks (Cost $509,293,478)		693,429,609

	Units
Rights, Warrants and Certificates—0.1%
Genting Bhd Wts., Strike Price 7.96MYR, Exp. 12/18/18[1,2] (Cost $22,944,872)	36,522,500	11,367,280

3       OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Investment Company—4.6%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.29%[1,6] (Cost $1,331,705,155)	1,331,705,155	$1,331,705,155

Total Investments, at Value (Cost $23,520,904,338)	99.1%	28,438,000,905
Net Other Assets (Liabilities)	0.9	261,776,069

Net Assets	100.0%	$28,699,776,974

Footnotes to Consolidated Statement of Investments

Strike price reported in U.S. Dollars, except for those denoted in the following currency:

   MYR Malaysian Ringgit

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2016	Gross Additions	Gross Reductions	Shares November 30, 2016

Apollo Hospitals Enterprise Ltd.	11,490,888	—	35,475	11,455,413
China Lodging Group Ltd., Sponsored ADR	4,698,926	—	—	4,698,926
Embraer SA, Sponsored ADR	11,496,634	—	—	11,496,634
Estacio Participacoes SA	43,333,450	—	—	43,333,450
Genting Bhd	213,715,100	—	2,346,200	211,368,900
Genting Bhd Wts., Strike Price 7.96MYR, Exp. 12/18/18	36,522,500	—	—	36,522,500
Lojas Americanas SA, Preference	116,980,600	—	—	116,980,600
Magnit PJSC	5,704,592	—	—	5,704,592
New Oriental Education & Technology Group, Inc., Sponsored ADR[a]	9,075,229	—	1,858,057	7,217,172
Oppenheimer Institutional Government Money Market Fund, Cl. Eb	1,385,672,153	1,243,659,290	1,297,626,288	1,331,705,155
Prada SpA[a]	128,488,610	—	1,085,600	127,403,010
Sinopharm Group Co. Ltd., Cl. H	97,974,400	—	20,368,800	77,605,600
Sul America SA	27,002,833	—	—	27,002,833
Zee Entertainment Enterprises Ltd.	66,949,262	—	—	66,949,262
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	189,591,305	—	—	189,591,305

	Value	Income	Realized Gain (Loss)

Apollo Hospitals Enterprise Ltd.	$ 199,865,021	$ —	$ 154,681

4 OPPENHEIMER DEVELOPING MARKETS FUND

Footnotes to Consolidated Statement

of Investments (Continued)

	Value	Income	Realized Gain (Loss)

China Lodging Group Ltd., Sponsored ADR	$246,129,744	$—	$—
Embraer SA, Sponsored ADR	225,219,060	245,545	—
Estacio Participacoes SA	214,998,386	11,277,143	—
Genting Bhd	376,455,015	—	(4,256,250)
Genting Bhd Wts., Strike Price 7.96MYR, Exp. 12/18/18	11,367,280	—	—
Lojas Americanas SA, Preference	566,562,359	653,321	—
Magnit PJSC	926,544,470	6,920,529	—
New Oriental Education & Technology Group, Inc., Sponsored ADR	—[c]	—	50,579,206
Oppenheimer Institutional Government Money Market Fund, Cl. Eb	1,331,705,155	932,002	—
Prada SpA	—[c]	—	(7,115,507)
Sinopharm Group Co. Ltd., Cl. H	361,652,351	—	30,948,010
Sul America SA	149,862,709	—	—
Zee Entertainment Enterprises Ltd.	447,055,151	—	—
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	26,867,259	—	—

Total	$5,084,283,960	$20,028,540	$70,310,140

a. No longer an affiliate at period end.

b. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

c. The security is no longer an affiliate. Therefore, the value has been excluded from this table.

2. Non-income producing security.

3. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $28,818,972 or 0.10% of the Fund’s net assets at period end.

5. Restricted security. The aggregate value of restricted securities at period end was $99,999,991, which represents 0.35% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation/ (Depreciation)

Xiaoju Kuaizhi, Inc., Series A, Preference	4/22/16	$ 99,999,991	$ 99,999,991	$ —

6. Rate shown is the 7-day yield at period end.

7. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent

China	$ 6,689,034,028	23.5%
India	3,956,021,796	13.9
Russia	2,451,637,437	8.6
United States	2,127,245,576	7.5
Brazil	2,032,900,790	7.2
Hong Kong	1,843,595,648	6.5
Mexico	1,167,301,409	4.1
Taiwan	1,152,245,988	4.1

5 OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Unaudited) (Continued)	Value	Percent

Philippines	$ 882,006,034	3.1%
France	881,885,663	3.1
Japan	648,326,599	2.3
Indonesia	556,279,721	2.0
Malaysia	524,642,812	1.8
South Korea	518,833,173	1.8
Italy	452,042,798	1.6
Colombia	438,298,804	1.5
United Arab Emirates	408,977,820	1.4
United Kingdom	293,811,287	1.0
Switzerland	261,400,821	0.9
Turkey	251,386,063	0.9
Poland	243,750,323	0.9
Thailand	186,493,342	0.7
Nigeria	151,119,360	0.5
Egypt	137,375,591	0.5
South Africa	50,879,657	0.2
Jordan	38,878,478	0.1
Argentina	32,940,190	0.1
Peru	32,422,295	0.1
Singapore	26,267,402	0.1

Total	$ 28,438,000,905	100.0%

6 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS November 30, 2016 Unaudited

1. Organization

Oppenheimer Developing Markets Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, OFI Global China Fund, LLC, which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 10% of its total assets in the Subsidiary. The Subsidiary invests significantly in class A-shares of Chinese companies (“China A Shares”). The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 90,944,591 shares with net assets of $749,494,544 in the Subsidiary.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

7 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security

8 OPPENHEIMER DEVELOPING MARKETS FUND

3. Securities Valuation (Continued)

type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

9 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$2,135,774,203	$3,354,877,324	$—	$5,490,651,527
Consumer Staples	420,171,820	2,945,220,360	—	3,365,392,180
Energy	—	839,852,542	—	839,852,542
Financials	276,247,662	6,044,679,166	—	6,320,926,828
Health Care	—	1,395,400,190	—	1,395,400,190
Industrials	225,219,060	1,271,388,902	—	1,496,607,962
Information Technology	2,600,921,925	3,982,409,868	—	6,583,331,793
Materials	—	909,335,839	—	909,335,839
Preferred Stocks	26,867,259	566,562,359	99,999,991	693,429,609
Rights, Warrants and Certificates	11,367,280	—	—	11,367,280
Investment Company	1,331,705,155	—	—	1,331,705,155

Total Assets	$7,028,274,364	$21,309,726,550	$99,999,991	$28,438,000,905

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may

10 OPPENHEIMER DEVELOPING MARKETS FUND

4. Investments and Risks (Continued)

also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

11 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book

12 OPPENHEIMER DEVELOPING MARKETS FUND

6. Federal Taxes (Continued)

and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$23,537,440,803
Federal tax cost of other investments	59,749,847

Total federal tax cost	$23,597,190,650

Gross unrealized appreciation	$8,636,794,843
Gross unrealized depreciation	(3,752,293,167)

Net unrealized appreciation	$4,884,501,676

13 OPPENHEIMER DEVELOPING MARKETS FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Developing Markets Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/13/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/13/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	1/13/2017